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                                                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 1999 incorporated by reference in Old National Bancorp's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
September 22, 1999.